Annual Report


             PERSONAL
             STRATEGY
             FUNDS


            ------------
            MAY 31, 1998
            ------------


[LOGO OF T. ROWE PRICE APPEARS HERE]

  REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

  Personal Strategy Funds

 . Both stocks and bonds were strong during the past six and 12 months, resulting in attractive returns for investors in the Personal Strategy Funds.

 . The funds maintained their lower exposure to domestic equities and emphasis on U.S. corporate bonds.

 . Personal Strategy Growth Fund returned 22.02% for the fiscal year ended May
  31, the Balanced Fund 19.15%, and the Income Fund 16.61%, reflecting their relative exposure to the booming equities market.

 . European stocks were outstanding during the past six months and provide good diversification for the funds.

 . The current economic environment should favor bonds, while select foreign stock markets offer appealing valuations.

Fellow Shareholders


Despite a slide in May from record highs, stocks posted strong returns for the 6- and 12-month periods ended May 31, 1998, with large-cap issues leading the way. European shares were even more robust during the most recent half year. Interest rates declined sharply from a year ago, pushing bond prices higher and generating attractive returns for fixed income investors as well. All three Personal Strategy Funds produced solid results for shareholders.


MARKET REVIEW

The domestic economy kept sailing along with strong growth and extremely low inflation, an ideal environment for both equities and bonds. The Federal Reserve left the key fed funds rate unchanged since March 1997, and bond yields fell considerably from year-ago levels. As a result, high-grade bonds enjoyed good returns overall, but their performance was once again overshadowed by the high-yield sector, which usually does well in times of robust economic growth. International bonds of developed countries disappointed U.S. investors because of the strength of the dollar versus major foreign currencies.

The 30-year Treasury bond yield fell from a height of 6.99% a year ago all the way to 5.83% at the end of May. The five-year note yield also declined, but not as far, from 6.60% to 5.57% during the same period. Money market rates were stable by comparison, with the 90-day Treasury bill yield ending at 5.09%, precisely where it was a year earlier, although it fluctuated between 4.98% and 5.40% along the way. (See chart.)

For the first time in years, some foreign stock markets have outpaced the S&P 500 so far this year, although overseas results

--------------------
Interest Rate Levels
--------------------

[LINE GRAPH APPEARS HERE]


                            INTEREST RATE LEVELS


             30-Year       5-Year       90-Day
             Treasury     Treasury     Treasury
Date           Bond         Note         Bill
----           ----         ----         ----
5/31/97        6.99         6.60         5.09
               6.72         6.31         5.10
               6.38         6.00         5.25
8/31/97        6.63         6.22         5.26
               6.35         5.94         4.98
               6.22         5.78         5.18
11/30/97       6.08         5.82         5.27
               5.93         5.71         5.40
               5.89         5.48         5.22
2/28/98        5.84         5.60         5.16
               5.92         5.62         5.19
               6.02         5.72         5.05
5/31/98        5.83         5.57         5.09
were mixed. Turmoil in Asia failed to dim the luster of European bourses, but most of Asia and Latin America was sharply lower.


PERFORMANCE AND STRATEGY REVIEW

The funds' investment committee meets monthly to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals. The committee maintained its defensive tilt by underweighting the stock allocation and slightly overweighting the bond holdings in all three portfolios. It continued to favor international stocks over domestic and adopted a slight bias toward growth as opposed to value stocks. In the bond area, the committee maintained the funds' low exposure to foreign bonds and focused on both investment-grade and high-yield bonds in the domestic market because of falling interest rates and the continuing strong economy.


PERSONAL STRATEGY INCOME FUND

This fund's investment goal is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% bonds, 40% stocks, and 20% money market securities, although these figures can vary by as much as 10 percentage points above or below these levels.

We altered the mix of securities slightly during the past six months, reducing the bond allocation one percentage point to 49% and slightly raising stock exposure from 37% to 39%, with the remaining 12% in money market securities. We continued to underweight domestic stocks, which we believe are fully valued, and will look for opportunities to increase this exposure when valuations become more attractive. We currently favor growth over value stocks, and the fund's largest stock position was SPDR Trust, a proxy for the S&P 500 Index. Among bonds, we

[PIE CHART APPEARS HERE]

----------------
Asset Allocation
-------------------------------------

Personal Strategy Income Fund

Bonds                             49%
Money Markets                     12%
Stocks                            39%

Based on net assets as of 5/31/98.

maintained a fairly heavy allotment of both domestic investment-grade and high-yield bonds. We still believe foreign bonds are relatively unappealing, since we expect continuing strength in the U.S. dollar.


----------------------
Performance Comparison
---------------------------------------------------------------------------

Periods Ended 5/31/98                              6 Months    12 Months
---------------------------------------------------------------------------

Personal Strategy
Income Fund                                          8.22%       16.61%
 ...........................................................................
Combined Index Portfolio *                           8.12        17.48
 ...........................................................................

*An unmanaged portfolio composed of 40% stocks (S&P500), 40% bonds (Lehman Brothers Aggregate Bond Index), and 20% money market securities (90-Day Treasury Bills).

Your fund's returns were solid during the 6- and 12-month periods ended May 31, leading the benchmark for the shorter term because of fund exposure to high-yield bonds and longer maturities, but trailing it for the year because of our lower exposure to the robust domestic equity market.


PERSONAL STRATEGY BALANCED FUND

The objective of this fund is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash--with 10 percentage point variations permitted for each asset class. This asset allocation structure offers higher risk but also a higher potential return than the Income Fund.

On May 31, your fund had 58% of its assets in stocks, the same as at the end of May and November 1997, and 42% in bonds and money market securities. We favored both high-yield and investment-grade domestic securities and underweighted foreign bonds, for the reasons mentioned previously. Our preference for growth over value stocks in the portfolio is reflected in our top five stock holdings, which include Mobil, Philip Morris, and GE.

Your fund's returns for the 6- and 12-month periods ended May 31, 1998, were

[PIE CHART APPEARS HERE]

----------------
Asset Allocation
----------------------------------------------

Personal Strategy Balanced Fund

Bonds and Money Markets                    42%
Stocks                                     58%

Based on net assets as of 5/31/98.

robust. Our defensive posture dampened relative returns versus the Combined Index Portfolio for both periods, and our heavier exposure to foreign securities trimmed gains for the fiscal year as well. However, we continue to believe foreign equities offer very good value at this time (as evidenced by the performance of European shares in the last six months) and provide greater diversification for the fund.

----------------------
Performance Comparison
-------------------------------------------------------------------------

Periods Ended 5/31/98                               6 Months   12 Months
-------------------------------------------------------------------------
Personal Strategy
Balanced Fund                                        10.03%     19.15%
 .........................................................................
Combined Index Portfolio *                           10.48      22.03
 .........................................................................

*An unmanaged portfolio composed of 60% stocks (S&P500), 30% bonds (Lehman
 Brothers Aggregate Bond Index), and 10% money market securities (90-Day Treasury Bills).


PERSONAL STRATEGY GROWTH

Your fund seeks capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, with 10 percentage point variations permitted. As of May 31, 1998, the fund's stock allocation was 73%, one percentage point higher than six months ago, and 27% was in bonds and cash equivalents.

This allocation, shown in the pie chart, represents a four-percentage-point shift away from stocks and toward fixed income securities since May 1997. The fund's five largest stock holdings include SPDR Trust, a publicly traded proxy for S&P 500 stocks. Rounding out the top five are Philip Morris, Mobil, GE, and British Petroleum. As in the other funds, the portfolio reflects a bias toward growth stocks whose more consistent earnings pattern help them perform relatively well in a slowing economy.

The fund's returns have been strong for the last six and 12 months, but lagged the benchmark for both periods because of our

[PIE CHART APPEARS HERE]

----------------
Asset Allocation
-------------------------------------------

Personal Strategy Growth Fund

Bonds and Money Markets                 27%
Stocks                                  73%

Based on net assets as of 5/31/98.

----------------------
Performance Comparison
-------------------------------------------------------------------------

Periods Ended 5/31/98                               6 Months   12 Months
-------------------------------------------------------------------------
Personal Strategy
Growth Fund                                          11.73%     22.02%
 .........................................................................
Combined Index Portfolio *                           12.85      26.66
 .........................................................................

*An unmanaged portfolio composed of 80% stocks (S&P500) and 20% bonds (Lehman
 Brothers Aggregate Bond Index).

lower exposure to stocks, especially in the U.S. market. Heavier holdings in foreign securities hindered the fund's return for the last 12 months in particular. We believe the current diversification of the fund will continue to benefit shareholders over the long term.


OUTLOOK

Economic growth remains robust with few hints of inflation on the horizon. We believe a period of stable to slightly lower rates may lie ahead as the economy remains on a positive track, but cools from its heated performance of 1997 and the first quarter of 1998. As events play out in Asia and ripple across to Europe and Latin America, we will look for opportunities to add value in appropriate sectors of the fixed income market. Barring a dramatic slowdown in the economy, leading to significant credit concerns and falling prices for lower-quality bonds--something we do not expect to occur--fixed income securities should continue to provide sound investment returns in the months ahead.

In the equity area, the stock market dropped in May from its highs of earlier this year. Is this the beginning of a long-anticipated correction or will the market rebound as in recent years? We have believed for some time that U.S. stocks are fully valued and overdue for a pause. While many foreign stock markets have been volatile and returns have varied from region to region, we still think foreign markets provide a good opportunity to find undervalued securities. The diversified strategies available through the Personal Strategy Funds should continue to offer investors attractive returns over the long term.



Respectfully submitted,

/s/ Peter Van Dyke

Peter Van Dyke
President and Chairman of the Investment Advisory Committee

June 19, 1998

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW


                                            Percent of                                                 Percent of
                                            Net Assets                                                 Net Assets
                                               5/31/98                                                    5/31/98
  Personal Strategy Income Fund
  ----------------------------------------------------------------------------------------------------------------
  Money Market Securities                        11.6%       Stocks                                         38.9%
  ....................................................       .....................................................

  Bonds                                          49.5%           Five Largest Holdings:
  ....................................................           SPDR Trust                                  1.1
                                                                 .................................................
      Treasuries/Agencies                        15.0            Philip Morris                               0.5
      ................................................           .................................................
      Mortgage-Backed                             9.1            British Petroleum                           0.5
      ................................................           .................................................
      Corporate                                  23.2            GE                                          0.4
      ................................................           .................................................
      Foreign                                     2.2            Mobil                                       0.4
      ................................................           .................................................


  Personal Strategy Balanced Fund
  ---------------------------------------------------------------------------------------------------------------
  Money Market Securities                         4.1%       Stocks                                         57.6%
  ....................................................       ....................................................

  Bonds                                          38.3%           Five Largest Holdings:
  ....................................................           Mobil                                       0.7
                                                                 ................................................
      Treasuries/Agencies                         6.4            Philip Morris                               0.7
      ................................................           ................................................
      Mortgage-Backed                            11.5            GE                                          0.6
      ................................................           ................................................
      Corporate                                  18.4            British Petroleum                           0.6
      ................................................           ................................................
      Foreign                                     2.0            Banc One                                    0.6
      ................................................           ................................................


  Personal Strategy Growth Fund
  ---------------------------------------------------------------------------------------------------------------
  Money Market Securities                         2.5%       Stocks                                         73.3%
  ....................................................       ....................................................
  Bonds                                          24.2%           Five Largest Holdings:
  ....................................................
                                                                 SPDR Trust                                  1.9
                                                                 ................................................
      Treasuries/Agencies                         3.4            Philip Morris                               0.9
      ................................................           ................................................
      Mortgage-Backed                             9.1            Mobil                                       0.9
      ................................................           ................................................
      Corporate                                  10.9            GE                                          0.8
      ................................................           ................................................
      Foreign                                     0.8            British Petroleum                           0.8
      ................................................           ................................................


T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------


----------------------
Performance Comparison
--------------------------------------------------------------------------------

               These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


PERSONAL STRATEGY INCOME FUND
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                          Combined          Personal
                            Index           Strategy
    Date                  Portfolio       Income Fund
    ----                  ---------       -----------
  7/29/94                  10,000           10,000
   11/94                    9,973            9,939
    5/95                   11,239           11,290
   11/95                   12,214           12,338
    5/96                   12,779           12,852
   11/96                   13,956           14,125
    5/97                   14,809           14,741
   11/97                   16,090           15,883
    5/98                   17,397           17,189

PERSONAL STRATEGY BALANCED FUND
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                          Combined         Personal
                            Index          Strategy
    Date                  Portfolio     Balanced Fund
    ----                  ---------     --------------
  7/29/94                  10,000           10,000
   11/94                    9,974            9,969
    5/95                   11,484           11,435
   11/95                   12,778           12,710
    5/96                   13,599           13,490
   11/96                   15,109           14,904
    5/97                   16,376           15,812
   11/97                   18,089           17,124
    5/98                   19,985           18,841

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------


----------------------
Performance Comparison
--------------------------------------------------------------------------------


PERSONAL STRATEGY GROWTH FUND
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

As of 5/31/98
               Personal Strategy      Combined Index
  Date           Growth Fund            Portfolio

7/29/94           10,000.00             10,000.00
  11/94            9,974.00             10,010.00
   5/95           11,732.00             11,565.00
  11/95           13,258.00             13,111.00
   5/96           14,404.00             14,205.00
  11/96           16,344.00             15,844.00
   5/97           18,087.00             17,030.00
  11/97           20,203.00             18,598.00
   5/98           22,910.00             20,781.00

------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                         Since    Inception
Periods Ended 5/31/98               1 Year  3 Years  Inception         Date
----------------------------------------------------------------------------

Personal Strategy Income Fund       16.61%   15.04%     15.15%      7/29/94
 ............................................................................
Personal Strategy Balanced Fund     19.15    18.11      17.94       7/29/94
 ............................................................................
Personal Strategy Growth Fund       22.02    21.57      20.99       7/29/94
 ............................................................................


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


      INVESTMENT SERVICES AND INFORMATION



               KNOWLEDGEABLE SERVICE REPRESENTATIVES

               By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               In Person  Available in T. Rowe Price Investor Centers.



               ACCOUNT SERVICES

               Checking Available on most fixed income funds ($500 minimum).

               Automatic Investing From your bank account or paycheck.

               Automatic Withdrawal  Scheduled, automatic redemptions.

               Distribution Options Reinvest all, some, or none of your distributions.

               Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com



               DISCOUNT BROKERAGE*

               Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.



               INVESTMENT INFORMATION

               Combined Statement Overview of all your accounts with T. Rowe Price.

               Shareholder Reports Fund managers' reviews of their strategies and results.

               T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

               Performance Update Quarterly review of all T. Rowe Price fund results.

               Insights Educational reports on investment strategies and financial markets.

               Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

For yield, price, last transaction,              Investor Centers:
current balance, or to conduct                   101 East Lombard St.
transactions, 24 hours, 7 days                   Baltimore, MD 21202
a week, call Tele*Access(R):
1-800-638-2587 toll free                         T. Rowe Price
                                                 Financial Center
For assistance                                   10090 Red Run Blvd.
with your existing                               Owings Mills, MD 21117
fund account, call:
Shareholder Service Center                       Farragut Square
1-800-225-5132 toll free                         900 17th Street, N.W.
410-625-6500 Baltimore area                      Washington, D.C. 20006

To open a Discount Brokerage                     ARCO Tower
account or obtain information,                   31st Floor
call: 1-800-638-5660 toll free                   515 South Flower St.
                                                 Los Angeles, CA 90071
Internet address:
www.troweprice.com                               4200 West Cypress St.
                                                 10th Floor
T. Rowe Price Associates                         Tampa, FL 33607
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Personal Strategy Funds.



[LOGO OF T. ROWE PRICE APPEARS HERE]



T. Rowe Price Investment Services, Inc., Distributor.           C11-050  5/31/98